NEWS RELEASE

CONTACT:
CONMED Corporation
Todd W. Garner
Chief Financial Officer
727-214-2975
ToddGarner@conmed.com

CONMED Corporation Announces Fourth Quarter and Full-Year 2024 Financial Results

Largo, Fla. - February 5, 2025 – CONMED Corporation (NYSE: CNMD) today announced financial results for the fourth quarter and full-year ended December 31, 2024.

Fourth Quarter 2024 Highlights

•	Sales of $345.9 million increased 5.8% year over year as reported and 6.0% in constant currency.
•	Domestic revenue increased 6.8% year over year.
•	International revenue increased 4.4% year over year as reported and 5.0% in constant currency.
•	Diluted net earnings per share (GAAP) were $1.08 compared to diluted net earnings per share (GAAP) of $1.05 in the fourth quarter of 2023.
•	Adjusted diluted net earnings per share(1) were $1.34, an increase of 26.4% compared to the fourth quarter of 2023.

Full-Year 2024 Highlights

•	Sales of $1,307.0 increased 5.0% year over year as reported and 5.3% in constant currency.
•	Domestic revenue increased 6.9% year over year.
•	International revenue increased 2.6% year over year as reported and 3.4% in constant currency.
•	Diluted net earnings per share (GAAP) were $4.25 compared to diluted net earnings per share (GAAP) of $2.04 in 2023.
•	Adjusted diluted net earnings per share(1) were $4.17, an increase of 20.9% compared to 2023.

“2024 was a year of solid sales and earnings growth but was also challenging as we navigated persistent supply challenges for parts of our business. I am pleased with our progress in the fourth quarter, particularly with respect to our improved profitability,” commented Patrick J. Beyer, CONMED’s President and Chief Executive Officer. “In 2025, we are laser focused on improving our operations and strengthening our foundation for future above-market revenue and profitability growth.”

2025 Outlook

The Company expects full-year 2025 reported revenue between $1.344 billion and $1.372 billion. This represents year over year constant currency growth of approximately 4% to 6% and approximately 100 basis points to 120 basis points of currency headwind.

The Company expects full-year 2025 adjusted diluted net earnings per share(2) in the range of $4.25 to $4.40. This includes a currency headwind of approximately $0.15 to $0.20. This guidance excludes any potential impact from the recently announced tariffs.

Supplemental Financial Disclosures

(1) A reconciliation of reported diluted net earnings per share to adjusted diluted net earnings per share, a non-GAAP financial measure, appears below.

(2) Information reconciling forward-looking adjusted diluted net earnings per share to the comparable GAAP financial measures is unavailable to the company without unreasonable effort, as discussed below.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its fourth quarter and full-year 2024 results.

To participate in the conference call via telephone, please click here to pre-register and obtain the dial-in number and passcode.

This conference call will also be webcast and can be accessed from the “Investors” section of CONMED's website at www.conmed.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

Consolidated Condensed Statements of Income

(in thousands except per share amounts, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023

Net sales	$345,944	$327,045	$1,307,015	$1,244,744
Cost of sales	147,600	144,870	573,983	568,499
Gross profit	198,344	182,175	733,032	676,245
% of sales	57.3%	55.7%	56.1%	54.3%
Selling & administrative expense	132,669	117,960	478,280	503,040
Research & development expense	13,176	14,028	54,426	52,602
Income from operations	52,499	50,187	200,326	120,603
% of sales	15.2%	15.3%	15.3%	9.7%
Interest expense	8,857	9,505	37,297	39,775
Income before income taxes	43,642	40,682	163,029	80,828
Provision for income taxes	9,888	7,611	30,606	16,369
Net income	$33,754	$33,071	$132,423	$64,459

Basic EPS	$1.09	$1.08	$4.29	$2.10
Diluted EPS	1.08	1.05	4.25	2.04

Basic shares	30,923	30,759	30,846	30,668
Diluted shares	31,146	31,502	31,150	31,548

Sales Summary

(in millions, unaudited)

	Three Months Ended December 31,
			% Change
						Domestic	International
	2024	2023	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$139.0	$136.5	1.8%	0.6%	2.4%	5.2%	-0.2%	0.8%	0.6%
General Surgery	206.9	190.5	8.6%	0.1%	8.7%	7.4%	11.9%	0.1%	12.0%
	$345.9	$327.0	5.8%	0.2%	6.0%	6.8%	4.4%	0.6%	5.0%

Single-use Products	$297.3	$271.3	9.6%	0.2%	9.8%	7.5%	13.0%	0.7%	13.7%
Capital Products	48.6	55.7	-12.7%	0.3%	-12.4%	1.8%	-22.9%	0.5%	-22.4%
	$345.9	$327.0	5.8%	0.2%	6.0%	6.8%	4.4%	0.6%	5.0%

Domestic	$203.3	$190.3	6.8%	0.0%	6.8%
International	142.6	136.7	4.4%	0.6%	5.0%
	$345.9	$327.0	5.8%	0.2%	6.0%

	Year Ended December 31,
			% Change
						Domestic	International
	2024	2023	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$544.0	$533.1	2.0%	0.5%	2.5%	5.6%	-0.1%	0.8%	0.7%
General Surgery	763.0	711.6	7.2%	0.3%	7.5%	7.4%	6.9%	0.7%	7.6%
	$1,307.0	$1,244.7	5.0%	0.3%	5.3%	6.9%	2.6%	0.8%	3.4%

Single-use Products	$1,112.1	$1,038.5	7.1%	0.3%	7.4%	8.0%	5.7%	0.8%	6.5%
Capital Products	194.9	206.2	-5.5%	0.4%	-5.1%	-1.0%	-9.0%	0.7%	-8.3%
	$1,307.0	$1,244.7	5.0%	0.3%	5.3%	6.9%	2.6%	0.8%	3.4%

Domestic	$748.2	$700.1	6.9%	0.0%	6.9%
International	558.8	544.6	2.6%	0.8%	3.4%
	$1,307.0	$1,244.7	5.0%	0.3%	5.3%

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Three Months Ended December 31, 2024
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$198,344	$132,669	$52,499	$8,857	$9,888	22.7%	$33,754	$1.08
% of sales	57.3%	38.3%	15.2%
Contingent consideration fair value adjustments(1)	—	(1,219)	1,219	—	1,058		161
Hurricane impact(2)	955	—	955	—	829		126
Lease impairment(3)	—	(606)	606	—	526		80
Legal matters(4)	—	(531)	531	—	461		70
	$199,299	$130,313	$55,810	$8,857	$12,762		$34,191
Adjusted gross profit %	57.6%
Amortization(5)	$1,500	(7,162)	8,662	(1,443)	2,456		7,649
As adjusted		$123,151	$64,472	$7,414	$15,218	26.7%	$41,840	$1.34
% of sales		35.6%	18.6%

Shares								31,146
Convertible note hedges(6)								—
Adjusted diluted shares								31,146

	Three Months Ended December 31, 2023
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$182,175	$117,960	$50,187	$9,505	$7,611	18.7%	$33,071	$1.05
% of sales	55.7%	36.1%	15.3%
Contingent consideration fair value adjustments(1)	—	9,370	(9,370)	—	703		(10,073)
Acquisition and integration costs(7)	2,154	—	2,154	—	(162)		2,316
	$184,329	$127,330	$42,971	$9,505	$8,152		$25,314
Adjusted gross profit %	56.4%
Amortization(5)	$1,500	(7,295)	8,795	(1,500)	2,458		7,837
As adjusted		$120,035	$51,766	$8,005	$10,610	24.2%	$33,151	$1.06
% of sales		36.7%	15.8%

Shares								31,502
Convertible note hedges(6)								(110)
Adjusted diluted shares								31,392

(1) In 2024 and 2023, the Company recorded income/(expense) related to the fair value adjustments of contingent consideration.

(2) In 2024, the Company incurred costs due to the impact of Hurricane Milton on our Largo, FL facility. These costs were mainly comprised of emergency pay to employees and plant underutilization due to abnormally low production.

(3) In 2024, the Company recorded lease impairment expense related to a storage facility no longer utilized.

(4) In 2024, the Company incurred costs for third party services pertaining to potential issues with certain royalty payments to design surgeons.

(5) Includes amortization of intangible assets and deferred financing fees.

(6) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.

(7) In 2023, the Company incurred charges related to the amortization of inventory step-up to fair value associated with the acquisition of In2Bones Global, Inc.

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Year Ended December 31, 2024
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$733,032	$478,280	$200,326	$37,297	$30,606	18.8%	$132,423	$4.25
% of sales	56.1%	36.6%	15.3%
Legal matters(1)	—	(5,097)	5,097	—	806		4,291
Restructuring and related costs(2)	235	(1,539)	1,774	—	255		1,519
Asset impairment costs (3)	1,414	—	1,414	—	203		1,211
Hurricane impact(4)	955	—	955	—	829		126
Lease impairment(5)	—	(606)	606	—	526		80
Termination of distributor agreement(6)	—	970	(970)	—	(139)		(831)
Contingent consideration fair value adjustments(7)	—	41,048	(41,048)	—	(1,591)		(39,457)
	$735,636	$513,056	$168,154	$37,297	$31,495		$99,362
Adjusted gross profit %	56.3%
Amortization(8)	$6,000	(28,629)	34,629	(5,700)	9,775		30,554
As adjusted		$484,427	$202,783	$31,597	$41,270	24.1%	$129,916	$4.17
% of sales		37.1%	15.5%

Shares								31,150
Convertible note hedges(9)								—
Adjusted diluted shares								31,150

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

Year Ended December 31, 2023
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$676,245	$503,040	$120,603	$39,775	$16,369	20.3%	$64,459	$2.04
% of sales	54.3%	40.4%	9.7%
Restructuring and related costs(2)	2,035	(1,578)	3,613	—	930		2,683
Termination of distributor agreements(6)	—	(2,098)	2,098	—	417		1,681
Contingent consideration fair value adjustments(7)	—	2,421	(2,421)	—	2,037		(4,458)
Acquisition and integration costs(10)	8,617	(752)	9,369	—	1,207		8,162
Software implementation costs(11)	—	(6,056)	6,056	—	1,453		4,603
	$686,897	$494,977	$139,318	$39,775	$22,413		$77,130
Adjusted gross profit %	55.2%
Amortization(8)	$6,000	(29,068)	35,068	(6,058)	9,969		31,157
As adjusted		$465,909	$174,386	$33,717	$32,382	23.0%	$108,287	$3.45
% of sales		37.4%	14.0%

Shares								31,548
Convertible note hedges(9)								(142)
Adjusted diluted shares								31,406

(1) In 2024, the Company incurred costs for third party services pertaining to potential issues with certain royalty payments to design surgeons.

(2) In 2024, the Company incurred severance costs related to the elimination of certain positions. In 2023, the Company incurred consulting fees related to an operational cost improvement initiative and severance related to the elimination of certain positions.

(3) In 2024, the Company wrote off inventory, tooling and equipment related to the cancellation of a planned new product line.

(4) In 2024, the Company's incurred costs due to the impact of Hurricane Milton on our Largo, FL facility. These costs were mainly comprised of emergency pay to employees and plant underutilization due to abnormally low production.

(5) In 2024, the Company recorded lease impairment expense related to a storage facility no longer utilized.

(6) In 2024, the Company recorded an accrual adjustment related to the previous termination of a distributor agreement. In 2023, the Company incurred costs related to the termination of distributor agreements.

(7) In 2024 and 2023, the Company incurred income/(expense) related to the fair value adjustments of contingent consideration.

(8) Includes amortization of intangible assets and deferred financing fees.

(9) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.

(10) In 2023, the Company incurred charges related to the amortization of inventory step-up to fair value associated with the acquisition of In2Bones Global, Inc., and integration costs and professional fees associated with the acquisitions of In2Bones Global, Inc. and Biorez, Inc.

(11) In 2023, the Company incurred additional freight, labor and travel costs as well as professional fees related to the implementation of a warehouse management software.

Reconciliation of Reported Net Income to EBITDA & Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023

Net income	$33,754	$33,071	$132,423	$64,459
Provision for income taxes	9,888	7,611	30,606	16,369
Interest expense	8,857	9,505	37,297	39,775
Depreciation	4,199	4,052	16,605	16,200
Amortization	13,807	13,950	55,252	55,674
EBITDA	$70,505	$68,189	$272,183	$192,477

Stock based compensation	6,222	5,923	25,558	24,257
Contingent consideration fair value adjustments	1,219	(9,370)	(41,048)	(2,421)
Hurricane impact	955	—	955	—
Lease impairment	606	—	606	—
Legal matters	531	—	5,097	—
Restructuring and related costs	—	—	1,774	3,613
Asset impairment costs	—	—	1,414	—
Termination of distributor agreements	—	—	(970)	2,098
Acquisition and integration costs	—	2,154	—	9,369
Software implementation costs	—	—	—	6,056
Adjusted EBITDA	$80,038	$66,896	$265,569	$235,449

EBITDA Margin
EBITDA	20.4%	20.9%	20.8%	15.5%
Adjusted EBITDA	23.1%	20.5%	20.3%	18.9%

About CONMED Corporation

CONMED is a medical technology company that provides devices and equipment for surgical procedures. The Company’s products are used by surgeons and other healthcare professionals in a variety of specialties including orthopedics, general surgery, gynecology, thoracic surgery, and gastroenterology. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and associated conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to the risk factors discussed in the Company's Annual Report on Form 10-K for the full year ended December 31, 2023, listed under the heading Forward-Looking Statements in the Company’s most recently filed Form 10-Q and other risks and uncertainties, which may be detailed from time to time in reports filed by CONMED with the SEC. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under generally accepted accounting principles in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted operating income; adjusted interest expense; adjusted income tax expense; adjusted effective income tax rate; adjusted net income, adjusted diluted shares and adjusted diluted net earnings per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis is a non-GAAP measure. The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, operating income, interest expense, income tax expense, effective income tax rate, net income, diluted shares and diluted net earnings per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

We are unable to present a quantitative reconciliation of our expected diluted net earnings per share to expected adjusted diluted net earnings per share as we are unable to predict with reasonable certainty and without unreasonable effort the impact and timing of acquisition, integration and other charges. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our consolidated condensed statements of income.